Other Liabilities	12 Months Ended
Dec. 31, 2014
Other Liabilities Disclosure [Abstract]
Other Liabilities

Note 12: Other Liabilities

A summary of other liabilities as of December 31, 2014 and 2013 is as follows:

	2014	2013
	(in millions)
Advances on buy-back agreements	$1,962	$1,902
Warranty and campaign programs	1,020	1,111
Marketing and sales incentive programs	1,413	1,340
Tax payables	680	973
Accrued expenses and Deferred income	731	748
Accrued employee benefits	669	844
Legal reserves and other provisions	410	551
Contract reserve	390	467
Restructuring reserve	95	77
Other	689	722
Total	$8,059	$8,735

Warranty and Campaign Program

As described in “Note 2: Summary of Significant Accounting Policies”, CNH Industrial pays for basic warranty and other service action costs. A summary of recorded activity for the years ended December 31, 2014 and 2013 for the basic warranty and accruals for campaign programs are as follows:

	2014	2013
	(in millions)
Balance, beginning of year	$1,111	$1,058
Current year additions	866	903
Claims paid	(837)	(815)
Currency translation adjustment and other	(120)	(35)
Balance, end of year	$1,020	$1,111

Advance on Buy-back Agreements

As described in “Note 2: Summary of Significant Accounting Policies”, the initial sale price received for new vehicle sales with a buy-back commitment by Commercial Vehicles is recognized as Advances on buy-back agreements. The difference between the initial sale price and the buy-back price is recognized as rental revenue on a straight-line basis over the term of the operating lease. The balance of Advances on buy-back agreements at December 31, 2014 and 2013 represented a sum of the deferred rental revenue and the guaranteed buy-back price.

Restructuring Provision

The Company incurred restructuring costs of $184 million, $71 million and $231 million for the years ended December 31, 2014, 2013 and 2012, respectively. These costs were as follows:

•

In 2014, the Company incurred restructuring expenses of $184 million. Commercial Vehicles recorded $102 million mainly due to actions put in place to reduce selling, general and administrative expenses and business support costs as a result of the transition to CNH Industrial’s regional structure. Construction Equipment recorded $39 million mainly due to the realignment of the dealer network in EMEA as a result of the re-positioning of the Case and New Holland brand offerings and the announced closure of an assembly plant in Calhoun, Georgia. Agricultural Equipment recorded $43 million primarily for the planned closure of a 60% owned joint venture in China.

•

In 2013 and 2012, the Company reorganized Commercial Vehicles’ manufacturing activities in Europe, by moving the heavy truck production at Ulm, Germany to Madrid, Spain in an effort to consolidate the heavy truck production. Additionally, the Company closed four European fire-fighting vehicle plants and moved their production to Ulm, Germany.

The following table sets forth restructuring activity for the year ended December 31, 2014, 2013 and 2012:

	Severance and Other Employee Costs	Facility Related Costs	Other Restructuring	Total
	(in millions)
Balance at January 1, 2012	$30	$2	$22	$54
Restructuring charges	204	(1)	28	231
Reserves utilized: cash	(78)	(1)	(9)	(88)
Reserves utilized: non-cash	(22)	—	—	(22)
Currency translation adjustments	(3)	—	(17)	(20)
Balance at December 31, 2012	131	-	24	155
Restructuring charges	67	1	3	71
Reserves utilized: cash	(122)	—	(16)	(138)
Reserves utilized: non-cash	(8)	—	(3)	(11)
Currency translation adjustments	1		(1)	-
Balance at December 31, 2013	69	1	7	77
Restructuring charges	118	32	34	184
Reserves utilized: cash	(74)	—	(8)	(82)
Reserves utilized: non-cash	(13)	(26)	(24)	(63)
Currency translation adjustments	(14)	(1)	(6)	(21)
Balance at December 31, 2014	$86	$6	$3	$95

At December 31, 2014, the remaining cost expected to be incurred for existing restructuring plans is approximately $14 million.